Exhibit 10.10

Execution Version

GLOBAL DEED OF RELEASE

DATED 16 September, 2009

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

and

CME MEDIA ENTERPRISES B.V.

and

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

as Released Parties

and

EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT
as EBRD

THIS DEED is dated 16 September, 2009.

BETWEEN:

(1)	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company incorporated under the laws of Bermuda with registration number 19574 (the “Borrower”);

(2)	CME MEDIA ENTERPRISES B.V., a private limited liability company incorporated under Dutch laws with registration number 96385(0) (“CME BV”);

(3)
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V., a public limited liability company incorporated under the laws of the Netherlands Antilles with registration number 67248(0)  (“CME NV”; and together with the Borrower and CME BV, the “Released Parties”); and

(4)	EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT, an international organisation formed by treaty in its capacity as lender under the Facility Agreements (the “EBRD”).

BACKGROUND:

(A)	The Released Parties and EBRD enter into this Deed in connection with the Facility Agreements (as defined below).

(B)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

IT IS AGREED as follows:

1.      DEFINITIONS

1.1	In this Deed:

“Facility Agreements” means the Original EBRD Loan and the New EBRD Loan.

“New EBRD Loan” means the revolving loan agreement dated 22 August, 2007 (as amended, restated, varied and/or supplemented from time to time ) between the Borrower and EBRD, pursuant to which EBRD has agreed to lend to the Borrower an amount not to exceed €50,000,000, subject to the terms and conditions set forth in the New EBRD Loan.

“Original EBRD Loan” means the revolving loan agreement dated 21 July 2006 as amended by an Amendatory Letter Agreement dated 16 November 2006 and as further amended by a Supplemental Agreement dated 22 August 2007 (each as amended, restated, varied and/or supplemented from time to time) between the Borrower and EBRD, pursuant to which EBRD has agreed to lend to the Borrower an amount not to exceed €100,000,000, subject to the terms and conditions set forth in the Original EBRD Loan.

“Released Assets” means the assets of each of the Released Parties subject to security interests under the Security Documents and as listed in the column headed “Released Assets” in Schedule 2 to this Deed.

“Released Documents” means:

(a)	(save as contemplated under Section 8.01 of each of the Facility Agreements) the Facility Agreements;

(b)	the Security Documents; and

(c)	any other document which creates a Security Interest over the Released Assets.

“Security Documents” means the security agreements listed in the column headed “Security Document” and dated as listed in the column headed “Date” in Schedule 2 to this Deed and “Security Document” means any one of them.

“Security Interest” means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, right of set-off, security trust, assignment or other security interest any any other agreement having the commercial effect of conferring security.

1.2	Unless given a different meaning in this Deed, terms defined in the Facility Agreements (as applicable) have the same meaning when used in this Deed.

1.3
The provisions of Clause 1.02 (Construction) of the New EBRD Loan are incorporated into this Deed by reference, with references to "this Agreement" or similar terms being construed as references to this Deed.

2.      RELEASE

2.1
Upon receipt no later than 5:00 p.m. (London time) on 17 September, 2009 (the “Repayment Date”) of immediately available funds in unconditional and irrevocable repayment of the amounts outstanding or payable under the Facility Agreements as listed in Column 1, Column 2, Column 3 and Column 4 of Schedule 1 (Outstandings) (collectively, the “Repayment Amounts”), such payments to be made to the credit of the following account:

Receiving Bank;	DEUTSCHE BANK, Frankfurt

Swift code:	DEUTDEFFXXX

Payee	European Bank for Reconstruction and Development, London

Swift code:	EBRDGB2L

A/C No:	DE51500700100925445900

Ref:	Operation No 38237/36371

EBRD:

(a)
releases and re-assigns the Released Assets from all Security Interests created, evidenced or conferred by or pursuant to the Released Documents and reassigns and retransfers to the Released Parties all right, interest and title of ERBD in and to the Released Assets;

(b)
releases such Security Documents, re-assigns and re-conveys any rights, interest and title previously assigned to EBRD under such Security Documents to the Released Parties, which accept such release and re-assignments;

(c)
releases (save as contemplated under Section 8.01 of each of the Facility Agreements) irrevocably and unconditionally each of the Released Parties from all present and future obligations and liabilities (both actual and contingent) under and in connection with the Facility Agreements;

(d)	agrees that the Security Documents (in particular any future assignment, transfer, pledge or charges contemplated therein) are terminated; and

(e)	authorises each of the Released Parties to take any steps necessary to give effect to this Clause 2 (Release).

2.2	EBRD confirms that no demand has been made on the Released Parties or otherwise in relation to the Facility Agreements.

3.      FURTHER ASSURANCE

EBRD will, at the request and cost of the Released Parties, take whatever action is necessary or reasonably advisable to give effect to Clause 2 (Release) of this Deed, including entering into such instruments or surrendering such certificates or documents as are necessary or reasonably advisable under the terms of any relevant jurisdiction to effect and/or perfect the releases herein referred to.

EBRD undertakes to deliver promptly upon receipt of the Repayment Amounts an execution release confirmation letter in the form of Schedule 3 to this Deed and a pledge release letter in the form of Schedule 4 to this Deed.

4.      EXPENSES

The Released Parties must promptly pay all costs and expenses (including legal fees) properly incurred in connection with this Deed by EBRD or any person appointed by EBRD under the Security Documents.

5.      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

A person who is not party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999 and notwithstanding any term of this Deed, no consent of any third party is required for any amendment (including any release or compromise of any liability) or termination of this Deed.

6.      COUNTERPARTS

This Deed may be executed in any number of counterparts and all of those counterparts taken together will be deemed to constitute one and the same instrument.

7.      GOVERNING LAW AND JURISDICTION

This Deed is governed by English law.

Any dispute, controversy or claim arising out of or relating to this Deed, or the breach, termination or invalidity hereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force.  There shall be one arbitrator and the appointing authority shall be the London Court of International Arbitration.  The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings.  The parties to this Deed waive any rights under the Arbitration Act 1996 or otherwise to appeal any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England.  The arbitral tribunal shall not be authorised to take or provide, and each of Released Parties agrees that it shall not seek from any judicial authority, any interim measures of protection or pre-award relief against EBRD, any provisions of UNCITRAL Arbitration Rules notwithstanding. No arbitral tribunal shall be authorised to take or provide, and each of the Released Parties agree that it shall not seek from any judicial authority, any interim measures of protection or pre-award relief against EBRD, any provisions of UNCITRAL Arbitration Rules notwithstanding.

Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any immunities, privileges or exemptions of EBRD accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law.

THIS DEED has been executed and delivered as a deed on the date stated at the beginning of this Deed.

SIGNATORIES
Released Parties

EXECUTED as a DEED	)
by CENTRAL EUROPEAN MEDIA	) /s/ Charles Frank
ENTERPRISES LTD.	)
acting by Charles Frank	)
acting under the authority of that company,	)
in the presence of:	)

Witness's Signature: /s/ Corina Dorobantu

Name: Corina Dorobantu

Address:

EXECUTED as a DEED	)
by CME MEDIA ENTERPRISES B.V.	) /s/ David Sturgeon
acting by David Sturgeon	)
acting under the authority of that company,	)
in the presence of:	)

Witness's Signature: /s/ Joanne Cochrane

Name: Joanne Cochrane

Address: c/o 52 Charles Street, London W1J 5EU

EXECUTED as a DEED	)
by CENTRAL EUROPEAN MEDIA	) /s/ Oliver Meister
ENTERPRISES N.V.	)
acting by Oliver Meister	)
acting under the authority of that company,	)
in the presence of:	)

Witness's Signature: /s/ Corina Dorobantu

Name: Corina Dorobantu

Address:

EBRD

EXECUTED as a DEED	)
by EUROPEAN BANK FOR	) /s/ Chris Taubman
RECONSTRUCTION AND	)
DEVELOPMENT	)
acting by Chris Taubman	)
acting under the authority of that company	)